Exhibit 21.1
EXHIBIT A
NOBLE CORPORATION SUBSIDIARIES (as of December 31, 2010)

SUBSIDIARY NAME	INCORPORATED OR ORGANIZED IN:
Noble Services (Switzerland) LLC (1)	Switzerland
Noble Financing Services Limited (1)	Cayman Islands
Noble Corporation (Cayman) (1)	Cayman Islands
Noble Aviation LLC (2)	Switzerland
Noble NDC Holding (Cyprus) Limited (3)	Cyprus
FDR Holdings Liimited (3)	Cayman Islands
Noble Holding International (Luxembourg NHIL) S.à r.l (3)	Luxembourg
Noble Holding International (Luxembourg) S.à r.l (3)	Luxembourg
Noble Drilling (Luxembourg) S.à r.l (4)	Luxembourg
Noble Holding S.C.S. (5)	Luxembourg
Noble Drilling (Cyprus) Limited (6)	Cyprus
Noble Downhole Technology Ltd. (6)	Cayman Islands
Noble Holding (U.S.) Corporation (7)	Delaware
Noble Drilling Holding GmbH (8)	Switzerland
Noble Holding International LLC (9)	Delaware
Noble Holding International SCA (10)	Luxembourg
Noble Drilling (Deutschland) GmbH (11)	Germany
Noble Technology (Canada) Ltd. (11)	Alberta, Canada
Noble Engineering & Development de Venezuela C.A. (11)	Venezuela
Maurer Technology Incorporated (12)	Delaware
Noble Drilling Corporation (12)	Delaware
Noble Brasil Investimentos E Participacoes Ltda. (13)	Brazil
WELLDONE Engineering GmbH (14)	Germany
Triton Engineering Services Company (15)	Delaware
Noble Drilling International Inc. (15)	Delaware
Noble Drilling Services Inc. (15)	Delaware
Noble Drilling (U.S.) LLC (15)	Delaware
Noble Drilling Services 2 LLC (15)	Delaware
Noble Drilling Services 3 LLC (15)	Delaware
Noble Holding International Limited (16)	Cayman Islands
Noble Cayman Properties Limited (17)	Cayman Islands
Triton International, Inc. (18)	Delaware
Triton Engineering Services Company, S.A. (18)	Venezuela
Noble Drilling (Canada) Ltd. (19)	Alberta, Canada
Noble Drilling International (Cayman) Ltd. (20)	Cayman Islands
Noble John Sandifer LLC (21)	Delaware
Noble Drilling Exploration Company (21)	Delaware
Noble (Gulf of Mexico) Inc. (21)	Delaware
Noble Drilling (Jim Thompson) LLC (21)	Delaware
Noble Johnnie Hoffman LLC (21)	Delaware
Noble Drilling Americas LLC (22)	Delaware
Noble Drilling Holding LLC (22)	Delaware
Noble International Services LLC (22)	Delaware
Noble North Africa Limited (22)	Cayman Islands
Noble Drilling Services 6 LLC (22)	Delaware
Triton International de Mexico S.A. de C.V. (23)	Mexico
Bawden Drilling Inc. (24)	Delaware
Bawden Drilling International Ltd. (24)	Bermuda
Noble International Limited (25)	Cayman Islands
International Directional Services Ltd. (25)	Bermuda
Noble Enterprises Limited (25)	Cayman Islands
Noble Mexico Services Limited (25)	Cayman Islands
Noble-Neddrill International Limited (25)	Cayman Islands
Noble Asset Company Limited (25)	Cayman Islands
Noble Asset (U.K.) Limited (25)	Cayman Islands
Noble Drilling Nigeria Limited (26)	Nigeria
Noble Drilling (Paul Wolff) Ltd. (25)	Cayman Islands
Noble do Brasil Ltda. (27)	Brazil
Noble Mexico Limited (25)	Cayman Islands
Noble International Finance Company (25)	Cayman Islands
Noble Drilling (TVL) Ltd. (25)	Cayman Islands

SUBSIDIARY NAME	INCORPORATED OR ORGANIZED IN:
Noble Drilling (Carmen) Limited (25)	Cayman Islands
Noble Gene Rosser Limited (25)	Cayman Islands
Noble Campeche Limited (25)	Cayman Islands
Noble Offshore Mexico Limited (25)	Cayman Islands
Noble Offshore Contracting Limited (25)	Cayman Islands
Noble Dave Beard Limited (25)	Cayman Islands
Sedco Dubai LLC (28)	Dubai, UAE
Noble (Middle East) Limited (25)	Cayman Islands
Noble Drilling Holdings (Cyprus) Limited (25)	Cyprus
Noble Earl Frederickson LLC (29)	Delaware
Noble Bill Jennings LLC (29)	Delaware
Noble Leonard Jones LLC (29)	Delaware
Noble Asset Mexico LLC (29)	Delaware
Noble Drilling Services 7 LLC (29)	Delaware
Noble Drilling Leasing S.à r.l (29)	Luxembourg
Resolute Insurance Group Ltd. (30)	Bermuda
Noble Drilling Arabia Limited (31)	Saudi Arabia
Noble Drilling de Venezuela C.A. (32)	Venezuela
Noble Offshore de Venezuela C.A. (32)	Venezuela
Noble Drilling International Services Pte. Ltd. (33)	Singapore
Noble Drilling (Malaysia) Sdn. Bhd. (33)	Malaysia
Noble Drilling International Ltd. (33)	Bermuda
TSIA International (Antilles) N.V. (34)	Netherlands Antilles
Arktik Drilling Limited, Inc. (35)	Bahamas
Noble Rochford Drilling (North Sea) Ltd. (34)	Cayman Islands
Noble Drilling Asset (M.E.) Ltd. (34)	Cayman Islands
Noble Management Services S. de R.L. de C.V. (36)	Mexico
Noble Drilling (N.S.) Limited (37)	Scotland
Noble Drilling (Denmark) ApS (37)	Denmark
Noble Contracting GmbH (37)	Switzerland
Noble Holding Europe S.à r.l (37)	Luxembourg
Noble Leasing (Switzerland) GmbH (37)	Switzerland
Noble Leasing II (Switzerland) GmbH (37)	Switzerland
Noble Carl Norberg S.à r.l (38)	Luxembourg
Noble Operating (M.E.) Ltd. (39)	Cayman Islands
Noble Drilling (Land Support) Limited (40)	Scotland
Noble Drilling (Nederland) B.V. (41)	The Netherlands
Noble Drilling (Norway) AS (42)	Norway
Noble Leasing III (Switzerland) GmbH (43)	Switzerland
Frontier Offshore Ltd.(44)	Cayman Islands
Frontier Drillships, Ltd. (44)	Cayman Islands
Frontier Drillships 2, Ltd. (44)	Cayman Islands
Frontier Drilling AS (44)	Norway
Frontier Duchess, Ltd. (44)	Cayman Islands
Frontier Deepwater, Ltd. (44)	Cayman Islands
Frontier Driller, Ltd. (44)	Cayman Islands
Noble Drilling International GmbH (44)	Switzerland
Frontier Discoverer Kft. (45)	Hungary
Bully 1, Ltd. (46)	Cayman Islands
Frontier Drillships Cyprus Limited (47)	Cyprus
Frontier Drilling Operations (Cyprus) Limited (47)	Cyprus
Bully 2, Ltd. (48)	Cayman Islands
Frontier Drilling (Malaysia) Sdn. Bhd. (49)	Malaysia
Frontier Deepwater (B) Sdn. Bhd. (50)	Brunei
Frontier Driller Cayman, Ltd. (51)	Cayman Islands
Frontier Drilling (Aust) Pty Ltd. (52)	Western Australia
Bully Drilling, Ltd. (53)	Cayman Islands
Frontier Drilling (Labuan) Pte. Ltd. (54)	Labuan, Malaysia
Frontier Offshore AS (55)	Norway
Frontier Drilling USA, Inc. (55)	Delaware
Frontier Drilling (Asia) Pte Ltd. (55)	Singapore
FD Frontier Drilling (Cyprus) Limited (55)	Cyprus

SUBSIDIARY NAME	INCORPORATED OR ORGANIZED IN:
Frontier Driller Kft. (56)	Hungary
Frontier Drilling do Brasil Ltda. (57)	Brazil
Frontier Seillean AS (58)	Norway
Kulluk Arctic Services, Inc. (59)	Delaware
Frontier Drilling Nigeria Limited (55)	Nigeria
Frontier Offshore Exploration India Limited (55)	India
Frontier Driller, Inc. (60)	Delaware
Frontier Driller Asset Management Limited Liability Company Luxembourg Branch (61)	Luxembourg
Frontier Drilling Services Ltda. (62)	Brazil
KS Frontier Seillean (63)	Norway
Kulluk Arctic Services ULC (64)	Alberta, Canada

1	100% owned by Noble Corporation

2	100% owned by Noble Services (Switzerland) LLC

3	100% owned by Noble Corporation (Cayman)

4	100% owned by Noble NDC Holding (Cyprus) Limited

5
Partnership owned by Noble Holding International (Luxembourg NHIL) S.à r.l (47.5%), Noble Holding International (Luxembourg) S.à r.l (47.5%) both as General Partners and Noble Drilling Corporation (5%) as Limited Partner

6	100% owned by Noble Holding International (Luxembourg) S.à r.l

7	42.44% owned by Noble Drilling (Luxembourg) S.à r.l, 57.56% owned by Noble Drilling International (Cayman) Ltd.

8	100% owned by Noble Drilling (Luxembourg) S.à r.l

9	100% owned by Noble Holding S.C.S.

10	99.9% owned by Noble Holding S.C.S., 0.1% owned by Noble Holding International LLC

11	100% owned by Noble Downhole Technology Ltd.

12	100% owned by Noble Holding (U.S.) Corporation

13	99% owned by Noble Drilling Holding GmbH, 1% owned by Noble Drilling Holding LLC

14	100% owned by Noble Drilling (Deutschland) GmbH

15	100% owned by Noble Drilling Corporation

16	100% owned by Noble Holding International SCA

17	100% owned by Noble Holding International Limited

18	100% owned by Triton Engineering Services Company

19	100% owned by Noble Drilling International Inc.

20	95% owned by Noble Drilling International Inc., 5% owned by Noble Drilling (U.S.) LLC

21	100% owned by Noble Drilling (U.S.) LLC

22	100% owned by Noble Holding International Limited

23	100% owned by Triton International, Inc.

24	100% owned by Noble Drilling (Canada) Ltd.

25	100% owned by Noble Drilling Holding LLC

26	99.5% owned by Noble Drilling Holding LLC, 0.5% owned by Noble Operating (M.E.) Ltd.

27	99% owned by Noble Drilling Holding LLC, 1% owned by Noble Asset Company Limited

28	Joint venture (owned 49% by Noble Drilling Holding LLC)

29	100% owned by Noble Drilling Services 6 LLC

30	100% owned by Bawden Drilling International Ltd.

31	50% owned by Noble International Limited

32	100% owned by Noble International Limited

33	100% owned by Noble Enterprises Limited (70% in the case of Noble Drilling (Malaysia) Sdn. Bhd.)

34	100% owned by Noble Asset Company Limited

35	Joint venture (owned 82% by Noble Asset Company Limited)

36	99% owned by Noble Offshore Contracting Limited, 1% owned by Noble Drilling (Carmen) Limited

37	100% owned by Noble Drilling Holdings (Cyprus) Limited

38	100% owned by Noble Drilling Leasing S.à r.l

39	100% owned by Noble Drilling Asset (M.E.) Ltd.

40	100% owned by Noble Drilling (N.S.) Limited

41	100% owned by Noble Drilling (Denmark) ApS

42	100% owned by Noble Holding Europe S.à r.l

43	99% owned by Noble Carl Norberg S.à r.l, 1% owed by Noble Leasing II (Switzerland) GmbH

44	100% owned by FDR Holdings Limited

45	100% owned by Frontier Offshore, Ltd.

46	50% owned by Frontier Drillships, Ltd.

47	100% owned by Frontier Drillships, Ltd.

48	50% owned by Frontier Drillships 2, Ltd.

49	100% owned by Frontier Duchess, Ltd.

50	100% owned by Frontier Deepwater, Ltd.

51	100% owned by Frontier Driller, Ltd.

52	100% owned by Frontier Discoverer Kft.

53	100% owned by Bully 1, Ltd.

54	100% owned by Frontier Duchess, Ltd.

55	100% owned by Frontier Drilling AS

56	100% owned by Frontier Driller Cayman, Ltd.

57	100% owned by Frontier Seillean AS

58	100% owned by Frontier Offshore AS

59	100% owned by Frontier Drilling USA, Inc.

60	100% owned by Frontier Driller Kft.

61	Operates as a Luxembourg branch of Frontier Driller Kft.

62	100% owned by Frontier Drilling do Brasil Ltda.

63	90% owned by Frontier Seillean AS, 10% owned by Frontier Offshore AS

64	100% owned by Kulluk Arctic Services, Inc.